Collateral Stratification Report
                        ALTA30,NCF,No PP, Settle in July
                           ORIGINATOR ss 'Washington'


--------------------------------------------------------------------------------
Pool Summary                     COUNT    UPB             %
--------------------------------------------------------------------------------
Non-Conforming                   83       $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-06-01
AVG UPB: $450,082.26
GROSS WAC: 6.1785%
NET WAC: 5.928%
% SF/PUD: 97.90%
% FULL/ALT: 17.42%
% CASHOUT: 17.55%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 70.26%
% FICO > 679: 8.69%
% NO FICO: 0.00%
WA FICO: 652
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 30.78%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                    COUNT      UPB             %
--------------------------------------------------------------------------------
Fixed                           83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Total:                          83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                COUNT     UPB             %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00       13        $4,394,057.65   11.76%
$350,000.01 - $400,000.00       21        7,924,036.07    21.21
$400,000.01 - $450,000.00       17        7,373,108.62    19.74
$450,000.01 - $500,000.00       9         4,300,011.74    11.51
$500,000.01 - $550,000.00       9         4,680,232.53    12.53
$550,000.01 - $600,000.00       4         2,223,960.96    5.95
$600,000.01 - $650,000.00       8         5,059,263.16    13.54
$650,000.01 - $700,000.00       1         653,653.98      1.75
$700,000.01 - $750,000.00       1         748,503.01      2.00
--------------------------------------------------------------------------------
Total:                          83        $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Minimum: $330,000.00
Maximum: $750,000.00
Average: $451,476.25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                  COUNT     UPB             %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00       13        $4,394,057.65   11.76%
$350,000.01 - $400,000.00       21        7,924,036.07    21.21
$400,000.01 - $450,000.00       17        7,373,108.62    19.74
$450,000.01 - $500,000.00       9         4,300,011.74    11.51
$500,000.01 - $550,000.00       9         4,680,232.53    12.53
$550,000.01 - $600,000.00       4         2,223,960.96    5.95
$600,000.01 - $650,000.00       8         5,059,263.16    13.54
$650,000.01 - $700,000.00       1         653,653.98      1.75
$700,000.01 - $750,000.00       1         748,503.01      2.00
--------------------------------------------------------------------------------
Total:                          83        $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Minimum: $327,941.11
Maximum: $748,503.01
Average: $450,082.26
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                       COUNT    UPB              %
--------------------------------------------------------------------------------
5.126% - 5.250%                  2        $935,305.12      2.50%
5.376% - 5.500%                  1        368,190.37       0.99
5.626% - 5.750%                  13       5,574,177.65     14.92
5.751% - 5.875%                  5        2,397,136.59     6.42
5.876% - 6.000%                  13       6,108,916.77     16.35
6.001% - 6.125%                  10       4,522,995.11     12.11
6.126% - 6.250%                  19       8,517,759.55     22.80
6.251% - 6.375%                  3        1,304,572.46     3.49
6.376% - 6.500%                  8        3,543,272.42     9.48
6.626% - 6.750%                  3        1,695,879.70     4.54
6.876% - 7.000%                  2        821,493.76       2.20
7.126% - 7.250%                  2        826,029.68       2.21
7.751% - 7.875%                  1        398,090.22       1.07
8.376% - 8.500%                  1        343,008.32       0.92
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 8.380%
Weighted Average: 6.178%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                         COUNT    UPB              %
--------------------------------------------------------------------------------
4.876% - 5.000%                  2        $935,305.12      2.50%
5.126% - 5.250%                  1        368,190.37       0.99
5.376% - 5.500%                  13       5,574,177.65     14.92
5.501% - 5.625%                  5        2,397,136.59     6.42
5.626% - 5.750%                  13       6,108,916.77     16.35
5.751% - 5.875%                  10       4,522,995.11     12.11
5.876% - 6.000%                  19       8,517,759.55     22.80
6.001% - 6.125%                  3        1,304,572.46     3.49
6.126% - 6.250%                  8        3,543,272.42     9.48
6.376% - 6.500%                  3        1,695,879.70     4.54
6.626% - 6.750%                  2        821,493.76       2.20
6.876% - 7.000%                  2        826,029.68       2.21
7.501% - 7.625%                  1        398,090.22       1.07
8.126% - 8.250%                  1        343,008.32       0.92
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 8.130%
Weighted Average: 5.928%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity        COUNT    UPB              %
--------------------------------------------------------------------------------
181 - 240                        1        $445,000.00      1.19%
360 - 360                        82       36,911,827.72    98.81
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to
Stated Maturity                  COUNT    UPB              %
--------------------------------------------------------------------------------
181 - 240                        1        $445,000.00      1.19%
301 - 359                        82       36,911,827.72    98.81
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 359
Weighted Average: 355
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               Jul 10, 2003 10:50                    Page 1 of 3

                        Collateral Stratification Report
                        ALTA30,NCF,No PP, Settle in July
                           ORIGINATOR ss 'Washington'


--------------------------------------------------------------------------------
Seasoning                        COUNT     UPB            %
--------------------------------------------------------------------------------
<= 0                             1         445,000.00     1.19
1 - 1                            13        5,345,789.91   14.31
2 - 2                            45        21,195,584.61  56.74
3 - 3                            4         1,651,580.79   4.42
4 - 4                            6         2,378,151.91   6.37
5 - 5                            1         647,572.65     1.73
6 - 6                            4         1,883,313.59   5.04
7 - 12                           5         2,264,016.80   6.06
13 - 24                          3         1,202,809.14   3.22
25 - 36                          1         343,008.32     0.92
--------------------------------------------------------------------------------
Total:                           83        $37,356,827.72 100.00%
--------------------------------------------------------------------------------
Minimum:  0
Maximum:  30
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                      COUNT     UPB            %
--------------------------------------------------------------------------------
550 - 559                        1         $376,779.46    1.01%
560 - 569                        4         2,026,756.43   5.43
580 - 589                        1         359,805.75     0.96
590 - 599                        3         1,475,564.70   3.95
600 - 609                        3         1,275,059.85   3.41
610 - 619                        7         2,705,758.51   7.24
620 - 629                        5         2,448,060.79   6.55
630 - 639                        3         1,237,063.91   3.31
640 - 649                        3         1,172,576.36   3.14
650 - 659                        11        4,919,074.45   13.17
660 - 669                        16        7,492,420.33   20.06
670 - 679                        18        8,621,313.01   23.08
690 - 699                        1         343,008.32     0.92
710 - 719                        2         717,810.97     1.92
740 - 749                        4         1,855,761.06   4.97
750 - 759                        1         330,013.82     0.88
--------------------------------------------------------------------------------
Total:                           83        $37,356,827.72 100.00%
--------------------------------------------------------------------------------
Minimum:  552
Maximum:  753
Weighted Average: 652
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio              COUNT    UPB              %
--------------------------------------------------------------------------------
25.01% - 30.00%                  2        $715,434.06      1.92%
40.01% - 45.00%                  1        376,278.95       1.01
45.01% - 50.00%                  1        445,000.00       1.19
50.01% - 55.00%                  4        1,936,465.59     5.18
55.01% - 60.00%                  4        1,704,536.33     4.56
60.01% - 65.00%                  8        3,783,803.40     10.13
65.01% - 70.00%                  19       8,856,113.69     23.71
70.01% - 75.00%                  16       6,863,725.85     18.37
75.01% - 80.00%                  21       10,105,406.66    27.05
85.01% - 90.00%                  5        1,885,609.57     5.05
90.01% - 95.00%                  2        684,453.62       1.83
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum: 29.67%
Maximum: 95.00%
Weighted Average: 70.26%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio     COUNT    UPB              %
--------------------------------------------------------------------------------
<= 0.00%                         83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum:  0.000%
Maximum:  0.000%
Weighted Average: 0.000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                              COUNT    UPB              %
--------------------------------------------------------------------------------
<= 0.000%                        83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Minimum:  0.00%
Maximum:  0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration         COUNT     UPB            %
--------------------------------------------------------------------------------
California                       25        $11,498,122.29 30.78%
Washington                       7         3,623,797.44   9.70
Illinois                         7         3,043,040.10   8.15
New York                         7         2,791,421.36   7.47
Florida                          4         2,072,761.81   5.55
New Jersey                       3         1,438,402.10   3.85
Massachusetts                    3         1,361,379.93   3.64
Texas                            3         1,288,888.51   3.45
Maryland                         3         1,278,053.85   3.42
Pennsylvania                     3         1,248,188.96   3.34
Virginia                         2         833,795.95     2.23
Michigan                         2         756,929.19     2.03
Ohio                             2         740,725.28     1.98
Iowa                             1         647,572.65     1.73
Idaho                            1         554,863.49     1.49
Minnesota                        1         550,369.79     1.47
Nebraska                         1         499,093.52     1.34
New Hampshire                    1         443,251.03     1.19
Missouri                         1         437,180.56     1.17
District of Columbia             1         398,090.22     1.07
South Carolina                   1         396,924.57     1.06
Tennessee                        1         391,778.23     1.05
Oregon                           1         382,198.34     1.02
Kentucky                         1         348,661.22     0.93
Arizona                          1         331,337.33     0.89
--------------------------------------------------------------------------------
Total:                           83        $37,356,827.72 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                   COUNT    UPB              %
--------------------------------------------------------------------------------
North CA                         12       $5,571,927.27    14.92%
South CA                         13       5,926,195.02     15.86
States Not CA                    58       25,858,705.43    69.22
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration          COUNT      UPB            %
--------------------------------------------------------------------------------
91604                           2          $1,005,955.05  2.69%
92024                           1          748,503.01     2.00
07042                           1          653,653.98     1.75
33756                           1          648,733.25     1.74
94507                           1          648,733.25     1.74
Other                           77         33,651,249.18  90.08
--------------------------------------------------------------------------------
Total:                          83         $37,356,827.72 100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               Jul 10, 2003 10:50                    Page 2 of 3

                        Collateral Stratification Report
                        ALTA30,NCF,No PP, Settle in July
                           ORIGINATOR ss 'Washington'


--------------------------------------------------------------------------------
Loan Purpose                     COUNT    UPB              %
--------------------------------------------------------------------------------
No Cash Refi                     55       $25,313,320.12   67.76%
Cash Out Refi                    15       6,557,818.55     17.55
Purchase                         13       5,485,689.05     14.68
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                   COUNT      UPB            %
--------------------------------------------------------------------------------
Low/Limited                     43         $19,570,942.36 52.39%
Streamlined/Quick               23         10,779,030.42  28.85
Full                            16         6,507,761.42   17.42
No Doc                          1          499,093.52     1.34
--------------------------------------------------------------------------------
Total:                          83         $37,356,827.72 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                    COUNT    UPB              %
--------------------------------------------------------------------------------
1-Family                         81       $36,573,196.32   97.90%
Condo                            2        783,631.40       2.10
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                        COUNT    UPB              %
--------------------------------------------------------------------------------
Primary                          82       $36,958,737.50   98.93%
Investor                         1        398,090.22       1.07
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty               COUNT    UPB              %
--------------------------------------------------------------------------------
N                                83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                     COUNT    UPB              %
--------------------------------------------------------------------------------
Non-Balloons                     83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                    COUNT    UPB              %
--------------------------------------------------------------------------------
Curr LTV < 80%                   76       $34,786,764.53   93.12%
MGIC                             1        343,490.83       0.92
PMI Mortgage                     1        446,983.25       1.20
Insurance
Radian                           2        670,949.43       1.80
United Guaranty                  3        1,108,639.68     2.97
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Pay Type                         COUNT    UPB              %
--------------------------------------------------------------------------------
                                 83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Type                        COUNT    UPB              %
--------------------------------------------------------------------------------
First Lien                       83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Pledge Loan                      COUNT    UPB              %
--------------------------------------------------------------------------------
None                             83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation                       COUNT    UPB              %
--------------------------------------------------------------------------------
                                 2        $768,738.20      2.06%
N                                81       36,588,089.52    97.94
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Section-32                      COUNT      UPB             %
--------------------------------------------------------------------------------
                                83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Total:                          83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Foreign Borrower                COUNT      UPB             %
--------------------------------------------------------------------------------
                                83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------
Total:                          83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CURR_PORT                       COUNT      UPB             %
--------------------------------------------------------------------------------
6803                            5          $2,136,391.47   5.72%
6936                            63         28,816,692.96   77.14
6987                            13         5,635,005.09    15.08
7845                            2          768,738.20      2.06
--------------------------------------------------------------------------------
Total:                          83         $37,356,827.72  100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ORIGINATOR                       COUNT    UPB              %
--------------------------------------------------------------------------------
Washington Mutual                83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------
Total:                           83       $37,356,827.72   100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               Jul 10, 2003 10:50                    Page 3 of 3